UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2013

WORDLOGIC CORPORATION

(Exact name of registrant as specified in charter)

Nevada	000-32865	88-0422023
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1130 West Pender St., Suite 230 Vancouver, BC Canada	V6E 4A4
(Address of principal executive offices)	(Zip Code)

(604) 257-3660

Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01        Entry into a Material Definitive Agreement
Item 8.01        Other Events.

On December 30, 2013, Wordlogic Corporation (the “Company”) reached an out of court settlement with Paul Silverstein regarding the previously disclosed claim filed by Mr. Silverstein and the counter claim filed by the Company.  The settlement includes no admission of liability by either party.  The remainder of the terms of the settlement are confidential.

Also on December 30, 2013, the Company reached an out of court settlement with Peter Knaven regarding the previously disclosed claims filed by Mr. Knaven and the counter claim filed by the Company.  The terms of the settlement are confidential.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORDLOGIC CORPORATION

Date: December 30, 2013	By:	/s/ Frank Evanshen
Frank Evanshen, Director